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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 15, 2004

                        MNS EAGLE EQUITY GROUP III, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 0-27781


                 NEVADA                                 84-1517723
       ---------------------------                   -----------------
      (State or other jurisdiction                  (I.R.S. Employer
           of incorporation)                        Identification No.)

        12373 E. Cornell Avenue
        Aurora, Colorado 80014                       (303) 478-4442
 --------------------------------------         -------------------------
(Address of principal executive offices)       (Issuer's telephone number)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 15, 2004, Larry O'Donnell, CPA, PC resigned as the principal accountant engaged to audit the financial statements of MNS Eagle Equity Group III, Inc. (the "Company"). Larry O'Donnell, CPA, PC performed the audits of the Company's financial statements for the fiscal years ended December 31, 2003 and 2002. During these periods and the subsequent interim periods prior to his resignation, there were no disagreements with Larry O'Donnell, CPA, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Larry O'Donnell, CPA, PC's satisfaction would have caused Larry O'Donnell, CPA, PC to make reference to this subject matter of the disagreements in connection with Larry O'Donnell, CPA, PC's report. No reportable events of the type described in
Item 304 (a) (1) (iv) (B) of Regulation S-B occurred during the two most recent fiscal years.

     The audit reports of Larry O'Donnell, CPA, PC for the Company's fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     The Company has provided Larry O'Donnell, CPA, PC with a copy of this disclosure and requested that he furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether he agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which he does not agree. A letter from Larry O'Donnell, CPA, PC to such effect is attached hereto as Exhibit 16.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

16.1      Letter regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005

                                            MNS EAGLE EQUITY GROUP III, INC.

                                            By:  /s/  Stephen M. Siedow
                                               --------------------------------
                                                      Stephen M. Siedow,
                                                      Chief Executive
                                                      Officer, President,
                                                      and Chief Financial
                                                      Officer